UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-07458

                             Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                 Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Patricia A. Rogers

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                 Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

March 31, 2014

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2014

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note

Looking back over 2013, it would be hard to conclude that it was anything other than a banner year for equity markets in much of the developed world. Japan was the hands down winner, apparently based on the assumption that Prime Minister Abe had a winning formula, although since the turn of the year some doubts seem to be creeping into that previously held conviction. (We refer you to our October 2013 letter (available on www.tweedy.com) for our view on Japan, which has changed very little since then.) European markets produced large stock market gains despite the fact that their underlying economies eked out by most measures only very modest gains.

Economically, the picture in the United States was better in 2013, but five years plus into an economic recovery with historically low interest rates, many economists have argued the recovery is substandard. This was clearly not an impediment to equity prices. If the only data available to gauge the economic health of developed world economies was the performance of the equity markets in 2013, the conclusion would likely be that those economies are in pretty good shape and their outlook seems promising. If, on the other hand, the focus was on emerging or developing world equity markets, the data might well lead to the opposite conclusion. Many of these markets declined substantially as projections for future economic growth were reduced. Nonetheless, the bulk of projections still would suggest that most economic forecasters expect higher rates of growth in developing economies relative to developed economies, which we don’t think should be a surprise. Disappointed expectations sometimes translate into unexpected opportunities, and this is still, in a small way, proving to be the case for us.

Focusing on a shorter time frame beginning with January of this year might result in a different set of conclusions, certainly with regard to developed markets. Whatever the time frame, though, there is certainly no shortage of opinions on where markets and economies are headed, and no consensus on the direction. What we believe can safely be said is that, over five years since the economic crisis of 2008 – 2009, the recovery has been much less than hoped for or originally forecasted. Economic demand remains weak despite unprecedented low interest rates.

Performance Results

Presented below are the investment results of the four Tweedy, Browne Funds through March 31, 2014, with comparisons to the indices we consider relevant.*

	Tweedy, Browne Global Value Fund
Period Ended 3/31/14	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (Hedged to US$)	MSCI EAFE Index(1)(2) (in US$)
3 Months	1.39%	1.39%	0.79%	-0.24%	0.66%
6 Months	6.21	5.25	4.49	6.01	6.41
1 Year	12.25	11.24	7.97	15.34	17.56
3 Years	10.72	9.74	8.79	8.97	7.21
5 Years	18.98	18.38	15.95	13.90	16.02
10 Years	8.18	7.53	7.02	6.22	6.53
15 Years	8.22	7.36	6.90	3.50	4.49
20 Years	9.61	8.51	8.02	5.63	5.54
Since Inception (6/15/93)(3)	10.31	9.24	8.72	5.81	5.77
Total Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.38%, respectively†

	Tweedy, Browne Global Value Fund II – Currency Unhedged
Period Ended 3/31/14	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (in US$)	MSCI EAFE Index(1)(2) (Hedged to US$)
3 Months	0.95%	0.95%	0.54%	0.66%	-0.24%
6 Months	5.99	5.84	3.70	6.41	6.01
1 Year	14.27	14.11	8.41	17.56	15.34
3 Years	10.43	10.28	8.27	7.21	8.97
Since Inception (10/26/09)(3)	10.62	10.49	8.51	7.55	8.16
Gross Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.41% and 1.39%, respectively†‡
Net Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.39%, respectively†‡

	Tweedy, Browne Value Fund§
Period Ended 3/31/14	Return before Taxes*	Return after Taxes on Distri butions**	Return after Taxes on Distributions & Sale of Fund Shares**	S&P 500/ MSCI World Index (Hedged to US$) (1)(4)(5)(6)¶	MSCI World Index (Hedged to US$) (1)(6)	S&P 500 (1)(5)
3 Months	2.29%	2.29%	1.30%	1.04%	1.04%	1.81%
6 Months	8.43	6.78	6.07	9.49	9.49	12.51
1 Year	14.38	12.64	9.51	18.49	18.49	21.86
3 Years	11.46	10.44	9.04	11.19	11.19	14.66
5 Years	17.89	16.99	14.67	17.09	17.09	21.16
10 Years	6.45	5.36	5.28	5.51	6.62	7.42
15 Years	5.92	4.92	4.79	3.22	3.76	4.46
20 Years	9.40	8.45	7.99	8.55	7.22	9.53
Since Inception (12/8/93)(3)	9.09	8.16	7.71	8.22	7.23	9.18
Total Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.40% and 1.38%, respectively†
¶ S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

	Tweedy, Browne Worldwide High Dividend Yield Value Fund§
Period Ended 3/31/14	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI World Index (1)(6) (in US$)
3 Months	1.52%	1.52%	0.86%	1.26%
6 Months	7.11	6.99	4.30	9.36
1 Year	14.81	14.39	8.88	19.07
3 Years	10.08	9.81	7.98	10.23
5 Years	16.96	16.57	13.82	18.28
Since Inception (9/5/07)(3)	5.01	4.60	3.91	3.33
Gross Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.37%, respectively†‡
Net Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.37%, respectively†‡

* The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end. See pages II-4 and II-5 for footnotes 1 through 6, which describe the indices and inception dates of the Funds. Results are annualized for all periods greater than one year.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions are adjusted for federal income taxes associated with Fund distributions, but do not reflect the federal income tax impact of gains or losses recognized when Fund shares are sold. Returns after taxes on distributions and sale of Fund shares are adjusted for federal income taxes associated with Fund distributions and reflect the federal income tax impact of gains or losses recognized when Fund shares are sold. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

† The Funds do not impose any front-end or deferred sales charges. However, the Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged and Tweedy, Browne Worldwide High Dividend Yield Value Fund impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee and, if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

‡ Tweedy, Browne Company LLC (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Value Fund II –

Currency Unhedged to the extent necessary to maintain the total annual Fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage costs, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue through December 31, 2014. In this arrangement, the Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment the Fund’s adjusted total annual Fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

§ The Value Fund’s and the Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999 (for the Value Fund) and from September 5, 2007 through December 31, 2013 (for the Worldwide High Dividend Yield Value Fund).

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While the Tweedy, Browne Funds did not disappoint on an absolute basis over the last year, they did trail their respective benchmark indices for both the calendar and fiscal year periods. This was in large part due to an above average cash reserve position and the fact that value investors such as ourselves often do not thrive in high momentum equity markets like the ones we have experienced over the last year. It should come as no surprise that undervalued equities have been harder to uncover in this kind of environment, and cash reserves remain at above average levels in all four of our Funds. This does not reflect an attempt on our part to raise cash as a defensive reaction to the risks cited above, but is simply a derivative of our process, which calls for purchasing new shares at significant discounts to our estimate of their intrinsic values and selling shares when they begin to trade at or near what we believe to be fair to full valuations. Increasing cash reserves can become a drag on portfolio returns in buoyant, momentum-driven stock markets; however, they become welcome ballast when equity markets correct. As we have said in past letters, if the bull continues to roar, we will participate, but will probably not outperform fully invested market indices. Given the risks associated with higher equity market valuations, we believe this is a temporary cost worth bearing.

With respect to our Funds that hedge currency risk back into the U.S. dollar, by and large, currency hedging reduced returns over the last year, as the U.S. dollar weakened against most major currencies.

As you know, we have always strived for tax efficiency in the management of our Fund portfolios, as is reflected in the modest annual turnover rate of our Funds. Over the last one and five year periods, turnover in our four Funds averaged 6.25% and 10.5%, respectively (Global Value Fund II – Currency Unhedged has a 4 year, 5 month history and its turnover has averaged 8.9%). Furthermore, we make every effort to realize long term as opposed to short term gains so as to receive more favorable tax treatment. Tax efficiency is one of the added benefits of a value approach to investing with a longer term investment horizon.

Our Fund Portfolios

Please note that individual companies discussed herein represent holdings in our Funds, but are not necessarily held in all four of our Funds. See the attached Portfolios of Investments for the Funds’ holdings in each of these companies.

As the bull market got legs over the last year, the more cyclical components of our Fund portfolios began to deliver the best returns. This included media holdings such as Axel Springer, where their strategy of internationalization and digitization continues to be well received by investors, energy related holdings such as Total and Halliburton, which have been fueled by the global economic recovery and increasing demand for oil and gas, and insurance companies such as Berkshire Hathaway, Munich Re and SCOR, which have been helped by increasing underwriting profits. Our pharmaceutical holdings including Roche, Johnson & Johnson and Novartis also continued to contribute strongly to overall portfolio returns as new drug innovations lead to increasing demand for prescription medications. We also had very solid results in Safran, the French aircraft engine manufacturer, as “shop visits” (expenditures on maintenance and spare parts by airlines) are on the rise. Lockheed, the defense contractor, and Wells Fargo also continued to have strong operating results leading to solid advances in their respective equity prices.

While disappointments were marginal and few and far between, a number of our food and beverage, tobacco and bank holdings produced returns that were less than what we would have hoped for, despite continued financial progress at most of them. This included companies such as Diageo, Heineken, Philip Morris International, and HSBC, among others. G4S, the U.K.-based global security company, also failed to get pricing recognition in the market, having problems with a number of U.K. government contracts post the Summer Olympics snafu in 2012. However, it continues to make significant progress, particularly in the emerging markets. In general, a number of our emerging market holdings struggled in terms of equity market recognition as concerns about slowing growth and volatile capital flows and currencies continued to carry the day with more short term oriented investors. This included companies such as Banco Santander Brasil and Bangkok Bank.

On the sell side of the portfolios, we sold our last remaining shares of Arca Continental after a successful decade-long run in this Mexican Coca-Cola bottler. We also took profits in MasterCard, Union Pacific, BAE and Krones, all of which had provided solid returns to our portfolios and were trading at or above our estimate of their respective intrinsic values. We took advantage of the strength of the Japanese market to sell or trim shares in a number of Japanese holdings such as Kaga Electric, Ryoyo Electric, Fujitec and Fukuda Denshi among others. We also pared back our positions in Google, Henkel, Leucadia, Unifirst, Wal-Mart, and Sysco, all of which were trading at, or getting nearer to, estimated intrinsic value.

We are frequently asked what we believe gives us an edge in investing over other very able market participants, and, invariably, our answer is time, patience, and the willingness to look further out on the investment horizon for our return. We certainly do not have an information edge, as investment and company data is ubiquitous and available instantaneously. With patient investors in short supply, we have always felt that we face less competition when making longer term commitments. In an interview in Forbes magazine in late 2011, Jeff Bezos, the founder and CEO of Amazon.com, remarked, “If everything you do needs to work on a three-year time horizon, then you’re competing against a lot of people. But if you’re willing to invest on a seven-year time horizon, you’re now competing against a fraction of those people, because very few companies are willing to do that.” We could not agree more. Prices are often more inefficient where crowds are small.

Thank you for investing with us, and for your continued confidence.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

April 2014

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2)

MSCI EAFE Index is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE indexes quoted for the Global Value Fund reflects performance from May 31, 1993, the closest month end to the Global Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

(4)

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$), beginning 1/01/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, but continues to use the MSCI World Index (Hedged to US$) as the most relevant index.

(5)

The S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(6)

The MSCI World Index is a free float-adjusted unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a U.S. dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2013 to March 31, 2014.

Actual Expenses The first part of the table presented below, under the heading “Actual Expenses”, provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes The second part of the table presented below, under the heading “Hypothetical Expenses”, provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,062.10	$7.04	$1,000.00	$1,018.10	$6.89	1.37%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,059.90	$7.04	$1,000.00	$1,018.10	$6.89	1.37%
Value Fund	$1,000.00	$1,084.30	$7.07	$1,000.00	$1,018.15	$6.84	1.36%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,071.10	$7.02	$1,000.00	$1,018.15	$6.84	1.36%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2014 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs.

MSCI Europe, Australasia and Far East (“EAFE”)

Index (in US$ and Hedged to US$)

6/15/93 through 3/31/14

Period Ended 3/31/14	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	12.25%	15.34%	17.56%
5 Years	18.98	13.90	16.02
10 Years	8.18	6.22	6.53
Since Inception (6/15/93)	10.31	5.81	5.77
Total Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.38%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

MSCI EAFE Index (in US$) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to MSCI EAFE indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2014

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of two appropriate broad-based securities indices, the MSCI Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-US currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2014

Shares		Value (Note 2)

	COMMON STOCKS—79.9%

	Brazil—1.7%
25,020,076	Banco Santander (Brasil) SA, ADR	$139,361,823

	Canada—0.8%
138,200	Cenovus Energy, Inc.	4,002,948
1,500,000	National Bank of Canada	60,203,850

		64,206,798

	Chile—0.6%
3,703,735	Antofagasta PLC	51,589,126

	Czech Republic—0.0%(a)
2,800	Philip Morris CR a.s.	1,602,327

	Finland—0.5%
969,520	Kone Oyj, Class B	40,675,049

	France—9.7%
7,719,256	CNP Assurances	163,521,921
2,181,535	Safran SA	151,206,510
1,518,400	SCOR SE	53,155,301
712,949	Teleperformance SA	41,353,518
4,520,000	Total SA	296,532,334
1,256,600	Vallourec SA	68,245,663

		774,015,247

	Germany—8.5%
3,726,000	Axel Springer SE	238,562,393
1,936,000	Henkel AG & Company, KGaA	194,651,304
652,000	Krones AG	62,292,078
42,354	KSB AG	27,202,387
699,000	Muenchener Rueckversicherungs AG	152,794,255

		675,502,417

	Hong Kong—0.5%
5,485,200	Great Eagle Holdings Ltd.	20,612,679
434,500	Jardine Strategic Holdings Ltd.	15,581,170
59,000	Miramar Hotel & Investment	73,017

		36,266,866

	Italy—0.6%
144,268	Buzzi Unicem SpA	2,692,250
4,795,392	SOL SpA(b)	41,373,772

		44,066,022

	Japan—2.4%
1,263,000	Fujitec Company Ltd.	17,132,699
145,700	Fukuda Denshi Company Ltd.	6,444,273
335,400	Hi-Lex Corporation	8,519,749
1,577,500	Honda Motor Company Ltd.	55,664,757
421,900	Kuroda Electric Company Ltd.	6,845,608
73,800	Lintec Corporation	1,410,287
69,100	Mandom Corporation	2,502,724
216,700	Medikit Company Ltd.	6,417,779
61,600	Mitsubishi Tanabe Pharma Corporation	863,124
2,116,000	NGK Spark Plug Company Ltd.	47,668,301
162,780	Nippon Kanzai Company Ltd.	3,276,622
61,600	Sangetsu Company Ltd.	1,620,376

Shares		Value (Note 2)

	Japan (continued)
100,400	SEC Carbon Ltd.	$312,943
400,000	Shinko Shoji Company Ltd.	3,654,901
375,300	T. Hasegawa Company Ltd.	6,162,376
978,400	Takata Corporation	24,644,070

		193,140,589

	Mexico—0.7%
520,112	Coca-Cola Femsa SA de CV, Sponsored ADR(c)	54,882,218

	Netherlands—9.3%
2,093,000	Akzo Nobel NV	170,858,909
3,160,000	Heineken Holding NV	204,109,102
6,051,190	Royal Dutch Shell PLC, Class A	221,177,516
500,000	Telegraaf Media Groep NV, CVA	5,061,608
8,669,445	TNT Express NV	85,181,754
1,378,911	Unilever NV, CVA	56,700,762

		743,089,651

	Norway—1.0%
24,550	Ekornes ASA	389,549
1,277,000	Schibsted ASA	79,259,936

		79,649,485

	Singapore—2.7%
10,912,813	DBS Group Holdings Ltd.	140,320,612
4,428,800	United Overseas Bank Ltd.	76,246,288

		216,566,900

	South Korea—0.3%
150,900	Daegu Department Store Company Ltd.	2,835,267
141,713	Samchully Company Ltd.	18,638,565
9,442	Samyang Genex Company Ltd.	817,842
4,489	Samyang Holdings Corporation	301,108

		22,592,782

	Spain—1.1%
7,400,000	Mediaset España Comunicacion SA(d)	86,232,703

	Sweden—0.0%(a)
63,360	Cloetta AB, B Shares(d)	230,629

	Switzerland—15.5%
2,272,160	ABB Ltd.	58,646,344
388,000	CIE Financiere Richemont AG	37,071,602
218,165	Coltene Holding AG(b)	13,386,023
147,000	Daetwyler Holding AG, Bearer	23,131,262
10,000	Loeb Holding AG	2,149,771
2,781,120	Nestle SA, Registered	209,524,578
80	Neue Zuercher Zeitung(d)	489,047
3,002,000	Novartis AG, Registered	254,881,983
53,473	Phoenix Mecano AG(b)	33,747,889
185,918	PubliGroupe SA, Registered(b)	22,057,176
984,000	Roche Holding AG	295,194,430
248,117	Siegfried Holding AG(b)	46,907,272
432,618	Tamedia AG	55,586,283
608,700	Zurich Insurance Group AG	187,016,675

		1,239,790,335

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2014

Shares		Value (Note 2)

	Thailand—1.0%
14,267,700	Bangkok Bank Public Company Ltd., NVDR	$78,507,535

	United Kingdom—13.1%
900,000	AGA Rangemaster Group PLC(d)	2,543,221
1,782,000	BBA Aviation PLC	9,857,253
1,325,000	British American Tobacco PLC	73,679,833
4,274,000	Daily Mail & General Trust PLC, Class A	61,919,310
5,634,635	Diageo PLC, Sponsored ADR	174,817,125
34,234,635	G4S PLC	137,833,457
2,049,457	GlaxoSmithKline PLC	54,377,253
2,907,308	Hays PLC	7,027,985
1,397,625	Headlam Group PLC	11,184,169
9,841,657	HSBC Holdings PLC	99,675,017
1,111,325	Imperial Tobacco Group PLC	44,891,727
370,900	Pearson PLC	6,572,974
3,346,355	Provident Financial PLC	110,628,376
5,645,000	Standard Chartered PLC	117,966,881
4,891,800	TT Electronics PLC	17,452,365
2,725,045	Unilever PLC	116,346,965

		1,046,773,911

	United States—9.9%
75,700	American National Insurance Company	8,557,885
1,094,821	Baxter International, Inc.	80,556,929
436	Berkshire Hathaway Inc., Class A(d)	81,684,622
301	Berkshire Hathaway Inc., Class B(d)	37,616
1,388,300	Cisco Systems, Inc.	31,111,803
587,000	ConocoPhillips	41,295,450
1,258,435	Devon Energy Corporation	84,227,055
76,000	Google Inc., Class A(d)	84,702,760
1,852,170	Halliburton Company	109,074,291
865,835	Johnson & Johnson	85,050,972
1,373,501	Joy Global, Inc.	79,663,058
132,900	National Oilwell Varco, Inc.	10,348,923
918,700	Philip Morris International, Inc.	75,213,969
293,500	Phillips 66	22,617,110

		794,142,443

	TOTAL COMMON STOCKS (Cost $3,640,311,435)	6,382,884,856

Shares		Value (Note 2)

	PREFERRED STOCKS—0.2%

	Croatia—0.1%
166,388	Adris Grupa d.d.	$7,888,317

	Germany—0.1%
314,700	Villeroy & Boch AG	5,087,699

	TOTAL PREFERRED STOCKS (Cost $12,253,786)	12,976,016

	REGISTERED INVESTMENT COMPANY—18.6%
1,485,166,779	Dreyfus Government Prime Cash Management (Cost $1,485,166,779)	1,485,166,779

Face Value

U.S. TREASURY BILL—1.6%
$125,000,000	0.077%(e) due 5/1/14(c) (Cost $124,992,135)	124,996,123

TOTAL INVESTMENTS (Cost $5,262,724,135)	100.3%	8,006,023,774
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.6)	(51,224,083)
OTHER ASSETS AND LIABILITIES (Net)	0.3	22,955,422

NET ASSETS	100.0%	$7,977,755,113

(a)	Amount represents less than 0.1% of net assets.
(b)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2014, liquid assets totaling $179,878,341 have been segregated to cover such open forward contracts.
(d)	Non-income producing security.
(e)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2014

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Energy	9.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.2
Banks	8.9
Insurance	8.1
Media	7.0
Capital Goods	6.9
Beverage	5.4
Food	4.8
Materials	3.4
Household & Personal Products	2.5
Tobacco	2.4
Commercial Services & Supplies	2.4
Automobiles & Components	1.7
Diversified Financials	1.4
Health Care Equipment & Services	1.3
Transportation	1.2
Technology Hardware & Equipment	1.1
Software & Services	1.1
Consumer Durables & Apparel	0.5
Real Estate	0.3
Utilities	0.2
Retailing	0.2
Consumer Services	0.0 (a)

Total Common Stocks	79.9
Preferred Stocks	0.2
Registered Investment Company	18.6
U.S. Treasury Bill	1.6
Unrealized Depreciation on Forward Contracts (Net)	(0.6)
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2014

Schedule of Forward Exchange Contracts

March 31, 2014

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/14 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
1,400,000,000	Japanese Yen	BNY	5/19/14	$14,331,194	$13,597,867	$(733,327)
1,000,000,000	Japanese Yen	BNY	5/19/14	9,682,135	9,712,762	30,627

TOTAL				$24,013,329	$23,310,629	$(702,700)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
60,000,000	Brazilian Real	SSB	12/2/14	$(23,506,366)	$(24,865,286)	$(1,358,920)
70,000,000	Brazilian Real	BNY	1/5/15	(26,954,178)	(28,743,774)	(1,789,596)
20,000,000	Canadian Dollar	JPM	6/2/14	(19,239,094)	(18,092,550)	1,146,544
20,000,000	Canadian Dollar	JPM	7/2/14	(18,816,269)	(18,079,825)	736,444
8,000,000	Canadian Dollar	NTC	8/18/14	(7,691,161)	(7,223,704)	467,457
8,000,000	Canadian Dollar	SSB	1/26/15	(7,262,955)	(7,196,393)	66,562
80,000,000	European Union Euro	BNY	4/8/14	(102,976,006)	(110,258,081)	(7,282,075)
20,000,000	European Union Euro	NTC	4/15/14	(26,089,001)	(27,564,175)	(1,475,174)
25,000,000	European Union Euro	NTC	7/2/14	(32,818,749)	(34,452,080)	(1,633,331)
90,000,000	European Union Euro	JPM	8/6/14	(119,456,996)	(124,026,290)	(4,569,294)
40,000,000	European Union Euro	BNY	8/13/14	(53,115,997)	(55,122,689)	(2,006,692)
70,000,000	European Union Euro	SSB	10/2/14	(94,723,303)	(96,463,975)	(1,740,672)
85,000,000	European Union Euro	SSB	10/14/14	(115,668,007)	(117,136,958)	(1,468,951)
130,000,000	European Union Euro	SSB	10/27/14	(178,141,589)	(179,154,172)	(1,012,583)
90,000,000	European Union Euro	SSB	10/30/14	(124,031,247)	(124,030,375)	872
100,000,000	European Union Euro	NTC	10/31/14	(137,965,002)	(137,811,737)	153,265
75,000,000	European Union Euro	NTC	11/6/14	(103,599,374)	(103,359,743)	239,631
50,000,000	European Union Euro	SSB	11/7/14	(68,875,001)	(68,906,600)	(31,599)
80,000,000	European Union Euro	NTC	12/4/14	(108,629,205)	(110,255,072)	(1,625,867)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2014

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/14 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
100,000,000	European Union Euro	BNY	1/26/15	$(135,868,993)	$(137,829,915)	$(1,960,922)
100,000,000	European Union Euro	JPM	2/6/15	(135,627,996)	(137,832,213)	(2,204,217)
65,000,000	European Union Euro	JPM	2/24/15	(88,868,326)	(89,593,384)	(725,058)
70,000,000	European Union Euro	NTC	2/27/15	(96,173,702)	(96,485,622)	(311,920)
45,000,000	Great Britain Pound Sterling	NTC	4/8/14	(68,176,796)	(75,016,931)	(6,840,135)
45,000,000	Great Britain Pound Sterling	NTC	4/15/14	(68,608,571)	(75,013,120)	(6,404,549)
25,000,000	Great Britain Pound Sterling	BNY	5/6/14	(38,652,250)	(41,667,493)	(3,015,243)
25,000,000	Great Britain Pound Sterling	BNY	5/7/14	(38,767,498)	(41,667,168)	(2,899,670)
25,000,000	Great Britain Pound Sterling	SSB	8/18/14	(38,716,998)	(41,633,853)	(2,916,855)
30,000,000	Great Britain Pound Sterling	NTC	10/27/14	(48,424,500)	(49,928,442)	(1,503,942)
30,000,000	Great Britain Pound Sterling	JPM	10/31/14	(48,357,300)	(49,926,282)	(1,568,982)
30,000,000	Great Britain Pound Sterling	SSB	12/4/14	(48,665,400)	(49,907,922)	(1,242,522)
25,000,000	Great Britain Pound Sterling	BNY	12/15/14	(40,677,000)	(41,584,985)	(907,985)
40,000,000	Great Britain Pound Sterling	NTC	2/24/15	(66,264,000)	(66,484,616)	(220,616)
35,000,000	Great Britain Pound Sterling	JPM	2/27/15	(58,160,375)	(58,172,140)	(11,765)
45,000,000	Great Britain Pound Sterling	SSB	3/16/15	(74,970,896)	(74,778,903)	191,993
2,400,000,000	Japanese Yen	BNY	5/19/14	(29,809,961)	(23,310,629)	6,499,332
4,500,000,000	Japanese Yen	JPM	6/30/14	(53,078,556)	(43,716,862)	9,361,694
1,850,000,000	Japanese Yen	JPM	8/19/14	(20,030,750)	(17,978,091)	2,052,659
1,455,000,000	Japanese Yen	SSB	11/4/14	(14,959,132)	(14,148,082)	811,050
6,000,000,000	Japanese Yen	JPM	2/27/15	(61,811,064)	(58,406,557)	3,404,507
2,500,000,000	Japanese Yen	BNY	3/12/15	(25,137,755)	(24,339,082)	798,673
420,000,000	Mexican Peso	NTC	11/10/14	(31,159,119)	(31,620,958)	(461,839)
314,000,000	Mexican Peso	BNY	2/27/15	(22,896,310)	(23,429,889)	(533,579)
70,000,000	Norwegian Krone	BNY	5/28/14	(11,797,421)	(11,665,333)	132,088
90,000,000	Norwegian Krone	NTC	10/14/14	(14,869,888)	(14,917,191)	(47,303)
80,000,000	Norwegian Krone	BNY	11/7/14	(13,421,783)	(13,247,768)	174,015
85,000,000	Norwegian Krone	JPM	12/29/14	(13,609,799)	(14,048,305)	(438,506)
155,000,000	Norwegian Krone	SSB	2/27/15	(25,213,501)	(25,559,961)	(346,460)
37,000,000	Singapore Dollar	JPM	5/6/14	(29,923,170)	(29,422,504)	500,666
36,000,000	Singapore Dollar	JPM	5/28/14	(28,626,637)	(28,627,652)	(1,015)
30,000,000	Singapore Dollar	BNY	7/2/14	(23,437,500)	(23,856,995)	(419,495)
15,000,000	Singapore Dollar	SSB	8/6/14	(11,835,720)	(11,929,294)	(93,574)
30,000,000	Singapore Dollar	SSB	12/15/14	(23,928,215)	(23,864,332)	63,883
35,000,000	Singapore Dollar	JPM	2/24/15	(27,648,314)	(27,845,447)	(197,133)
22,000,000,000	South Korean Won	JPM	10/14/14	(20,140,987)	(20,476,153)	(335,166)
50,000,000	Swiss Franc	NTC	5/28/14	(51,616,100)	(56,630,593)	(5,014,493)
45,000,000	Swiss Franc	BNY	8/6/14	(48,515,951)	(50,999,765)	(2,483,814)
20,000,000	Swiss Franc	JPM	8/18/14	(21,786,967)	(22,669,183)	(882,216)
70,000,000	Swiss Franc	BNY	10/27/14	(77,872,956)	(79,402,170)	(1,529,214)
100,000,000	Swiss Franc	JPM	10/30/14	(112,104,481)	(113,435,878)	(1,331,397)
100,000,000	Swiss Franc	BNY	10/31/14	(112,563,176)	(113,437,281)	(874,105)
70,000,000	Swiss Franc	SSB	11/6/14	(78,500,858)	(79,411,988)	(911,130)
60,000,000	Swiss Franc	JPM	11/7/14	(67,103,961)	(68,068,260)	(964,299)
35,000,000	Swiss Franc	BNY	12/4/14	(38,695,626)	(39,719,747)	(1,024,121)
75,000,000	Swiss Franc	NTC	1/26/15	(82,982,961)	(85,169,880)	(2,186,919)
45,000,000	Swiss Franc	BNY	2/24/15	(50,495,416)	(51,120,446)	(625,030)
80,000,000	Swiss Franc	NTC	2/27/15	(90,331,687)	(90,884,201)	(552,514)
900,000,000	Thailand Baht	BNY	5/20/14	(29,654,036)	(27,681,235)	1,972,801
500,000,000	Thailand Baht	JPM	6/2/14	(16,382,700)	(15,369,388)	1,013,312
375,000,000	Thailand Baht	BNY	8/18/14	(11,781,338)	(11,488,189)	293,149
500,000,000	Thailand Baht	SSB	2/6/15	(14,581,511)	(15,201,034)	(619,523)

TOTAL				$(3,872,845,408)	$(3,923,366,791)	$(50,521,383)

Unrealized Depreciation on Forward Contracts (Net)						$(51,224,083)

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2014 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

MSCI Europe, Australasia and

Far East (“EAFE”) Index (in US$ and Hedged to US$)

10/26/09 through 3/31/14

Period Ended 3/31/14	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)	MSCI EAFE Index (Hedged to US$)
1 Year	14.27%	17.56%	15.34%
Since Inception (10/26/09)	10.62	7.55	8.16
Gross Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.41% and 1.39%, respectively.
Net Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.39%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue through December 31, 2014. In this arrangement the Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

MSCI EAFE Index (in US$) is an unmanaged capitalization weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2014

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of an appropriate broad-based securities index, the MSCI Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2014

Shares		Value (Note 2)

	COMMON STOCKS—78.2%

	Australia—0.3%
536,701	Metcash Ltd.	$1,303,300

	Brazil—1.9%
1,537,900	Banco Santander (Brasil) SA, ADR	8,566,103

	Canada—1.6%
250,000	Cenovus Energy, Inc.	7,241,223

	Chile—1.2%
372,300	Antofagasta PLC	5,185,747

	Finland—0.3%
28,894	Kone Oyj, Class B	1,212,213

	France—9.4%
194,310	CNP Assurances	4,116,193
125,921	Safran SA	8,727,834
138,058	SCOR SE	4,833,058
116,167	Teleperformance SA	6,738,089
215,300	Total SA	14,124,649
55,104	Vallourec SA	2,992,686

		41,532,509

	Germany—6.7%
158,568	Axel Springer SE	10,152,539
57,210	Henkel AG & Company, KGaA	5,752,067
26,726	Krones AG	2,553,402
29,038	Muenchener Rueckversicherungs AG	6,347,410
36,984	Siemens AG	4,980,066

		29,785,484

	Hong Kong—0.5%
305,600	Great Eagle Holdings Ltd.	1,148,406
20,587	Jardine Strategic Holdings Ltd.	738,250
109,796	Miramar Hotel & Investment	135,882
894,000	Oriental Watch Holdings	222,432
	Undisclosed Security(a)	6,602

		2,251,572

	Italy—2.1%
113,408	Buzzi Unicem SpA	2,116,357
50,853	Davide Campari-Milano SpA	417,023
240,000	Eni SpA	6,023,485
66,455	SOL SpA	573,362

		9,130,227

	Japan—2.4%
51,200	Honda Motor Company Ltd.	1,806,679
61,700	Lintec Corporation	1,179,061
21,700	Mandom Corporation	785,949
111,400	Mitsubishi Tanabe Pharma Corporation	1,560,909
14,500	Nagase & Company Ltd.	179,516
96,000	NGK Spark Plug Company Ltd.	2,162,645
20,200	Nihon Kagaku Sangyo Company Ltd.	145,932
9,900	Nippon Kanzai Company Ltd.	199,279
23,900	SEC Carbon Ltd.	74,495
40,100	Shinko Shoji Company Ltd.	366,404
9,400	T. Hasegawa Company Ltd.	154,347

Shares		Value (Note 2)

	Japan (continued)
79,100	Takata Corporation	$1,992,381

		10,607,597

	Netherlands—8.4%
80,902	Akzo Nobel NV	6,604,313
58,943	Heineken Holding NV	3,807,216
57,932	Heineken NV	4,033,746
291,803	Royal Dutch Shell PLC, Class A	10,665,714
582,061	TNT Express NV	5,719,049
161,713	Unilever NV, CVA	6,649,615

		37,479,653

	New Zealand—0.2%
328,666	Nuplex Industries Ltd.	986,788

	Norway—0.6%
42,980	Schibsted ASA	2,667,652

	Singapore—3.2%
604,500	DBS Group Holdings Ltd.	7,772,864
950,893	Metro Holdings Ltd.	642,725
329,389	United Overseas Bank Ltd.	5,670,766

		14,086,355

	South Korea—0.9%
22,040	Daegu Department Store Company Ltd.	414,111
17,600	Samchully Company Ltd.	2,314,810
11,744	Samyang Genex Company Ltd.	1,017,236
5,585	Samyang Holdings Corporation	374,624

		4,120,781

	Spain—0.9%
329,100	Mediaset España Comunicacion SA(b)	3,835,025

	Switzerland—13.0%
157,355	ABB Ltd.	4,061,464
17,047	Coltene Holding AG	1,045,958
142,100	Nestle SA, Registered	10,705,558
129,444	Novartis AG, Registered	10,990,321
4,180	Phoenix Mecano AG	2,638,082
867	PubliGroupe SA, Registered	102,860
56,300	Roche Holding AG	16,889,681
18,059	Schindler Holding AG	2,655,645
2,135	Siegfried Holding AG	403,628
665	Tamedia AG	85,445
26,799	Zurich Insurance Group AG	8,233,711

		57,812,353

	Thailand—1.5%
1,220,100	Bangkok Bank Public Company Ltd., NVDR	6,713,559

	United Kingdom—14.8%
547,600	BAE Systems PLC	3,781,337
30,700	British American Tobacco PLC	1,707,148
238,503	Daily Mail & General Trust PLC, Class A	3,455,297
259,321	Diageo PLC, Sponsored ADR	8,045,552
2,762,647	G4S PLC	11,122,805
254,243	GlaxoSmithKline PLC	6,745,707
1,149,856	Hays PLC	2,779,606
213,814	Headlam Group PLC	1,710,997

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2014

Shares		Value (Note 2)

	United Kingdom (continued)
717,322	HSBC Holdings PLC	$7,264,944
116,639	Imperial Tobacco Group PLC	4,711,607
167,000	Pearson PLC	2,959,522
71,595	Provident Financial PLC	2,366,885
310,325	Standard Chartered PLC	6,485,044
381,943	Tesco PLC	1,880,966
144,469	TT Electronics PLC	515,419

		65,532,836

	United States—8.3%
11,431	Baxter International, Inc.	841,093
29,399	ConocoPhillips	2,068,220
70,900	Halliburton Company	4,175,301
106,257	Johnson & Johnson	10,437,625
122,787	Joy Global, Inc.	7,121,646
55,980	MasterCard, Inc., Class A	4,181,706
54,644	National Oilwell Varco, Inc.	4,255,128
31,061	Philip Morris International, Inc.	2,542,964
14,700	Phillips 66	1,132,782

		36,756,465

	TOTAL COMMON STOCKS (Cost $269,522,943)	346,807,442

Shares		Value (Note 2)

	PREFERRED STOCKS—0.1%

	Germany—0.1%
648	KSB AG (Cost $341,191)	$405,469

	REGISTERED INVESTMENT COMPANY—21.3%
94,221,797	Dreyfus Government Prime Cash Management (Cost $94,221,797)	94,221,797

TOTAL INVESTMENTS (Cost $364,085,931)	99.6%	441,434,708
OTHER ASSETS AND LIABILITIES (Net)	0.4	1,947,745

NET ASSETS	100.0%	$443,382,453

(a)	“Undisclosed Security” represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.
(b)	Non-income producing security.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2014

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Energy	11.2%
Pharmaceuticals, Biotechnology & Life Sciences	10.6
Banks	9.6
Capital Goods	8.8
Insurance	5.3
Media	5.2
Commercial Services & Supplies	4.7
Food	4.2
Materials	3.8
Beverage	3.7
Tobacco	2.0
Household & Personal Products	1.5
Automobiles & Components	1.3
Transportation	1.3
Software & Services	1.0
Technology Hardware & Equipment	0.8
Food & Staples Retailing	0.7
Retailing	0.7
Diversified Financials	0.5
Utilities	0.5
Health Care Equipment & Services	0.5
Real Estate	0.3
Consumer Services	0.0 (a)

Total Common Stocks	78.2
Preferred Stocks	0.1
Registered Investment Company	21.3
Other Assets and Liabilities (Net)	0.4

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition (Unaudited)

March 31, 2014

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2014 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. S&P 500 Stock Index, the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/14

Period Ended 3/31/14	Tweedy, Browne Value Fund	S&P 500/MSCI World Index (Hedged to US$)†	MSCI World Index (Hedged to US$)	S&P 500
1 Year	14.38%	18.49%	18.49%	21.86%
5 Years	17.89	17.09	17.09	21.16
10 Years	6.45	5.51	6.62	7.42
Since Inception (12/8/93)	9.09	8.22	7.23	9.18
Total Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.40% and 1.38%, respectively.

† S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999.

S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks that includes the reinvestment of dividends.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 Index as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% in U.S. securities, and the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund starting January 1, 2007. Effective July 29, 2013, the Value Fund removed the 50% requirement, but continues to use the MSCI World Index (Hedged to US$) as the most relevant index.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2014

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the Standard & Poor’s 500 Stock Index (the S&P 500), the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing in no less than approximately 50% in US securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007. The S&P 500 is an index composed of 500 widely held common stocks. The MSCI World Index (Hedged to US$) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and the performance of the MSCI, World Index (Hedged to US$), beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2014

Shares		Value (Note 2)

	COMMON STOCKS—86.4%

	Brazil—1.6%
1,859,124	Banco Santander (Brasil) SA, ADR	$10,355,321

	France—5.4%
360,300	CNP Assurances	7,632,465
405,215	Total SA	26,583,927

		34,216,392

	Germany—5.7%
164,718	Axel Springer AG	10,546,302
144,220	Henkel AG & Company, KGaA	14,500,316
53,330	Muenchener Rueckversicherungs AG	11,657,393

		36,704,011

	Japan—0.5%
87,000	Honda Motor Company Ltd.	3,069,942

	Netherlands—8.6%
72,500	Akzo Nobel NV	5,918,428
297,000	Heineken Holding NV	19,183,672
611,256	Royal Dutch Shell PLC, Class A	22,342,066
183,946	Unilever NV, ADR	7,563,860

		55,008,026

	Singapore—1.5%
539,000	United Overseas Bank Ltd.	9,279,432

	Spain—0.8%
460,000	Mediaset España Comunicacion SA(a)	5,360,411

	Switzerland—13.1%
238,000	Nestle SA, Registered, Sponsored ADR	17,902,360
304,545	Novartis AG, Registered	25,857,106
92,700	Roche Holding AG	27,809,475
38,415	Zurich Insurance Group AG	11,802,605

		83,371,546

	United Kingdom—7.8%
138,000	British American Tobacco PLC	7,673,824
143,583	Diageo PLC, Sponsored ADR	17,889,006
853,500	HSBC Holdings PLC	8,644,136
313,000	Standard Chartered PLC	6,540,945
205,000	Unilever PLC, Sponsored ADR	8,769,900

		49,517,811

	United States—41.4%
94,535	3M Company	12,824,618
75,523	American National Insurance Company	8,537,875
393,000	Bank of New York Mellon Corporation/The	13,868,970
176,890	Baxter International, Inc.	13,015,566
80	Berkshire Hathaway Inc., Class A(a)	14,988,004
30,626	Berkshire Hathaway Inc., Class B(a)	3,827,331

Shares		Value (Note 2)

	United States (continued)
627,475	Cisco Systems, Inc.	$14,061,715
230,068	Comcast Corporation, Special Class A	11,218,116
211,695	ConocoPhillips	14,892,743
286,520	Devon Energy Corporation	19,176,784
129,850	Emerson Electric Company	8,673,980
6,150	Google Inc., Class A(a)	6,854,236
307,865	Halliburton Company	18,130,170
246,189	Johnson & Johnson	24,183,145
132,000	Joy Global, Inc.	7,656,000
213,680	Leucadia National Corporation	5,983,040
161,925	MasterCard, Inc., Class A	12,095,797
36,818	National Western Life Insurance Company, Class A	9,002,001
94,800	Philip Morris International, Inc.	7,761,276
55,857	UniFirst Corporation	6,140,919
127,720	Wal-Mart Stores, Inc.	9,761,640
437,085	Wells Fargo & Company	21,740,608

		264,394,534

	TOTAL COMMON STOCKS (Cost $300,479,825)	551,277,426

	REGISTERED INVESTMENT COMPANY—11.8%
75,223,677	Dreyfus Government Prime Cash Management (Cost $75,223,677)	75,223,677

Face Value

	U.S. TREASURY BILL—2.2%
$14,000,000	0.070%(b) due 06/12/14(c) (Cost $13,997,844)	13,999,440

TOTAL INVESTMENTS (Cost $389,701,346)	100.4%	640,500,543
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)	(0.6)	(3,487,003)
OTHER ASSETS AND LIABILITIES (Net)	0.2	986,301

NET ASSETS	100.0%	$637,999,841

(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2014, liquid assets totaling $13,999,440 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2014

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Energy	15.9%
Pharmaceuticals, Biotechnology & Life Sciences	12.2
Insurance	10.5
Banks	8.9
Beverage	5.8
Food	5.4
Capital Goods	4.5
Media	4.3
Diversified Financials	3.1
Software & Services	3.0
Tobacco	2.4
Household & Personal Products	2.3
Technology Hardware & Equipment	2.2
Health Care Equipment & Services	2.0
Food & Staples Retailing	1.5
Commercial Services & Supplies	1.0
Materials	0.9
Automobiles & Components	0.5

Total Common Stocks	86.4
Registered Investment Company	11.8
U.S. Treasury Bill	2.2
Unrealized Depreciation on Forward Contracts (Net)	(0.6)
Other Assets and Liabilities (Net)	0.2

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2014

Schedule of Forward Exchange Contracts

March 31, 2014

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/14 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
1,000,000	Great Britain Pound Sterling	BNY	5/6/14	$1,631,400	$1,666,700	$35,300
160,000,000	Japanese Yen	JPM	7/16/14	1,558,966	1,554,532	(4,434)

TOTAL				$3,190,366	$3,221,232	$30,866

FORWARD EXCHANGE CONTRACTS TO SELL(a)
12,500,000	Brazilian Real	SSB	12/2/14	$(4,897,160)	$(5,180,268)	$(283,108)
10,000,000	European Union Euro	BNY	4/8/14	(12,872,001)	(13,782,260)	(910,259)
4,000,000	European Union Euro	NTC	9/22/14	(5,312,000)	(5,512,189)	(200,189)
3,000,000	European Union Euro	SSB	10/27/14	(4,110,960)	(4,134,327)	(23,367)
7,000,000	European Union Euro	SSB	11/7/14	(9,642,500)	(9,646,924)	(4,424)
5,000,000	European Union Euro	NTC	12/4/14	(6,789,325)	(6,890,942)	(101,617)
8,500,000	European Union Euro	BNY	12/15/14	(11,620,690)	(11,714,797)	(94,107)
23,000,000	European Union Euro	NTC	2/27/15	(31,599,931)	(31,702,419)	(102,488)
4,000,000	Great Britain Pound Sterling	BNY	5/6/14	(6,184,360)	(6,666,799)	(482,439)
2,500,000	Great Britain Pound Sterling	NTC	9/22/14	(3,921,250)	(4,162,218)	(240,968)
4,000,000	Great Britain Pound Sterling	NTC	10/27/14	(6,456,600)	(6,657,126)	(200,526)
1,500,000	Great Britain Pound Sterling	SSB	12/4/14	(2,433,270)	(2,495,396)	(62,126)
3,000,000	Great Britain Pound Sterling	BNY	12/15/14	(4,881,240)	(4,990,198)	(108,958)
160,000,000	Japanese Yen	JPM	7/16/14	(1,806,766)	(1,554,532)	252,234
260,000,000	Japanese Yen	JPM	8/19/14	(2,815,132)	(2,526,651)	288,481
3,500,000	Singapore Dollar	JPM	10/27/14	(2,830,112)	(2,783,933)	46,179
7,000,000	Singapore Dollar	SSB	12/15/14	(5,583,250)	(5,568,344)	14,906
3,500,000	Swiss Franc	BNY	4/8/14	(3,709,120)	(3,962,458)	(253,338)
5,000,000	Swiss Franc	NTC	9/22/14	(5,370,973)	(5,669,207)	(298,234)
13,000,000	Swiss Franc	BNY	10/27/14	(14,462,120)	(14,746,117)	(283,997)
8,000,000	Swiss Franc	JPM	11/7/14	(8,947,195)	(9,075,768)	(128,573)
10,000,000	Swiss Franc	BNY	12/4/14	(11,055,893)	(11,348,499)	(292,606)
7,000,000	Swiss Franc	NTC	2/27/15	(7,904,023)	(7,952,368)	(48,345)

TOTAL				$(175,205,871)	$(178,723,740)	$(3,517,869)

Unrealized Depreciation on Forward Contracts (Net)						$(3,487,003)

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2014 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$)

9/5/07 through 3/31/14

Period Ended 3/31/14	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	14.81%	19.07%
5 Years	16.96	18.28
Since Inception (9/5/07)	5.01	3.33
Gross Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.37%, respectively.
Net Annual Fund Operating Expense Ratios as of 3/31/13 and 3/31/14 were 1.39% and 1.37%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a U.S. dollar investor. Results for this index are inclusive of dividends and net of foreign withholding taxes.

The index is unmanaged, and the figures for the index shown includes reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2014

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of an appropriate broad-based securities index, the MSCI World Index (in US dollars). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2014

Shares		Value (Note 2)

	COMMON STOCKS—87.2%

	Brazil—1.2%
1,667,680	Banco Santander (Brasil) SA, ADR	$9,288,978

	Canada—0.7%
187,800	Cenovus Energy, Inc.	5,439,607

	France—8.2%
458,685	CNP Assurances	9,716,617
562,000	SCOR SE	19,674,183
493,975	Total SA	32,406,982

		61,797,782

	Germany—9.8%
450,500	Axel Springer SE	28,843,896
107,000	Muenchener Rueckversicherungs AG	23,389,106
160,500	Siemens AG	21,612,065

		73,845,067

	Italy—1.5%
457,200	Eni SpA	11,474,740

	Japan—0.4%
183,000	Mitsubishi Tanabe Pharma Corporation	2,564,150

	Netherlands—9.0%
222,000	Akzo Nobel NV	18,122,636
765,171	Royal Dutch Shell PLC, Class A	27,967,825
533,219	Unilever NV, CVA	21,925,952

		68,016,413

	Singapore—3.9%
887,404	DBS Group Holdings Ltd.	11,410,538
1,037,000	United Overseas Bank Ltd.	17,853,008

		29,263,546

	Switzerland—16.8%
755,525	ABB Ltd.	19,500,730
246,000	Nestle SA, Registered	18,533,198
389,200	Novartis AG, Registered	33,044,660
107,000	Roche Holding AG	32,099,394
76,260	Zurich Insurance Group AG	23,430,083

		126,608,065

	Thailand—0.3%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,125,052

Shares		Value (Note 2)

	United Kingdom—18.3%
172,000	British American Tobacco PLC	$9,564,476
842,150	Daily Mail & General Trust PLC, Class A	12,200,596
510,700	Diageo PLC, Sponsored ADR	15,844,701
4,732,160	G4S PLC	19,052,342
719,528	GlaxoSmithKline PLC	19,090,889
2,318,084	HSBC Holdings PLC	23,477,252
397,590	Imperial Tobacco Group PLC	16,060,560
146,400	Pearson PLC	2,594,455
264,615	Provident Financial PLC	8,748,004
553,720	Standard Chartered PLC	11,571,412

		138,204,687

	United States—17.1%
1,174,255	Cisco Systems, Inc.	26,315,055
221,100	ConocoPhillips	15,554,385
247,700	Emerson Electric Company	16,546,360
313,625	Johnson & Johnson	30,807,384
50,970	Lockheed Martin Corporation	8,320,343
111,405	Philip Morris International, Inc.	9,120,727
204,000	Sysco Corporation	7,370,520
304,900	Wells Fargo & Company	15,165,726

		129,200,500

	TOTAL COMMON STOCKS (Cost $478,373,088)	657,828,587

	REGISTERED INVESTMENT COMPANY—11.7%
88,629,463	Dreyfus Government Prime Cash Management (Cost $88,629,463)	88,629,463

Face Value

U.S. TREASURY BILL—0.8%
$6,000,000	0.078%(a) due 06/12/14 (Cost $5,999,076)	5,999,760

TOTAL INVESTMENTS (Cost $573,001,627)	99.7%	752,457,810
OTHER ASSETS AND LIABILITIES (Net)	0.3	2,327,700

NET ASSETS	100.0%	$754,785,510

(a)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification (Unaudited)

March 31, 2014

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	15.6%
Energy	12.3
Banks	12.0
Insurance	10.1
Capital Goods	8.7
Media	5.8
Food	5.4
Tobacco	4.6
Technology Hardware & Equipment	3.5
Commercial Services & Supplies	2.5
Materials	2.4
Beverage	2.1
Diversified Financials	1.2
Food & Staples Retailing	1.0

Total Common Stocks	87.2
Registered Investment Company	11.7
U.S. Treasury Bill	0.8
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2014

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2014

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost (a)	$5,262,724,135	$364,085,931	$389,701,346	$573,001,627

Investments in unaffiliated issuers, at value (Note 2)	$7,848,551,642	$441,434,708	$640,500,543	$752,457,810
Investments in affiliated issuers, at value (Note 4)	157,472,132	—	—	—
Cash	8	—	—	38
Foreign currency (b)	572,229	22,581	78	243
Dividends and interest receivable	13,957,517	749,998	916,970	1,579,312
Receivable for investment securities sold	625,578	—	—	—
Recoverable foreign withholding taxes	11,459,433	484,072	946,515	1,399,556
Receivable for Fund shares sold	10,580,484	1,774,779	291,996	492,372
Unrealized appreciation of forward exchange contracts (Note 2)	30,111,224	—	637,100	—
Prepaid expense	58,026	2,869	5,779	6,692

Total Assets	$8,073,388,273	$444,469,007	$643,298,981	$755,936,023

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$81,335,307	$—	$4,124,103	$—
Payable for Fund shares redeemed	4,715,263	608,420	603,601	434,664
Investment advisory fee payable (Note 3)	5,276,609	295,231	423,017	501,626
Shareholder servicing and administration fees payable (Note 3)	111,150	5,407	9,609	10,141
Due to custodian	—	75	379	—
Accrued foreign capital gains taxes	2,560,016	92,812	—	54,592
Accrued expenses and other payables	1,634,815	84,609	138,431	149,490

Total Liabilities	95,633,160	1,086,554	5,299,140	1,150,513

NET ASSETS	$7,977,755,113	$443,382,453	$637,999,841	$754,785,510

NET ASSETS consist of
Undistributed net investment income	$28,178,228	$1,187,172	$3,117,191	$4,713,158
Accumulated net realized loss on securities, forward exchange contracts and foreign currencies	(51,910,447)	(1,103,171)	17,887,300	6,057,747
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	2,692,544,019	77,364,884	247,345,888	179,505,875
Paid-in capital	5,308,943,313	365,933,568	369,649,462	564,508,730

Total Net Assets	$7,977,755,113	$443,382,453	$637,999,841	$754,785,510

CAPITAL STOCK (common stock outstanding)	295,638,902	29,747,696	27,491,415	62,844,394

NET ASSET VALUE offering and redemption price per share	$26.98	$14.90	$23.21	$12.01

(a)

Includes investments in affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $92,276,490, $0, $0 and $0, respectively (Note 4).

(b)

Foreign currency held at cost for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $572,448, $22,458, $77 and $241, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2014

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends (a)	$199,645,602	$10,405,347	$16,602,226	$26,782,740
Less foreign withholding taxes	(17,395,752)	(825,449)	(1,088,270)	(1,731,869)
Interest	107,775	—	11,078	11,625

Total Investment Income	182,357,625	9,579,898	15,525,034	25,062,496

EXPENSES
Investment advisory fee (Note 3)	85,613,300	4,596,913	7,664,101	9,144,156
Transfer agent fees (Note 3)	2,192,795	73,243	262,504	164,794
Custodian fees (Note 3)	1,966,783	119,169	87,042	210,552
Fund administration and accounting fees (Note 3)	1,497,827	82,963	136,836	162,663
Legal and audit fees	484,126	34,323	52,929	60,329
Shareholder servicing and administration fees (Note 3)	379,757	20,326	34,183	40,733
Directors’ fees and expenses (Note 3)	339,901	19,165	31,271	37,281
Other	1,092,512	107,547	108,859	123,545

Total expenses before waivers	93,567,001	5,053,649	8,377,725	9,944,053

Investment advisory fees waived (Note 3)	—	(15,433)	—	—

Net Expenses	93,567,001	5,038,216	8,377,725	9,944,053

NET INVESTMENT INCOME	88,790,624	4,541,682	7,147,309	15,118,443

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities (a)	88,959,823	2,943,458	47,712,199	17,210,309
Forward exchange contracts (b)	(52,819,992)	—	(2,857,281)	—
Foreign currencies and net other assets	(1,037,858)	(133,869)	7,939	9,971

Net realized gain on investments during the year	35,101,973	2,809,589	44,862,857	17,220,280

Net unrealized appreciation (depreciation) of:
Securities (c)	796,706,589	42,641,768	37,681,349	65,619,499
Forward exchange contracts (b)	(125,238,917)	—	(7,254,431)	—
Foreign currencies and net other assets	1,100,209	35,144	77,935	81,727

Net unrealized appreciation of investments	672,567,881	42,676,912	30,504,853	65,701,226

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	707,669,854	45,486,501	75,367,710	82,921,506

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$796,460,478	$50,028,183	$82,515,019	$98,039,949

(a)	Dividend income and net realized gain (loss) on securities from affiliated issuers for Global Value Fund were $3,937,463 and $0, respectively (Note 4).
(b)	Primary risk exposure being hedged is currency risk.
(c)	Net of accrued foreign capital gain taxes of $2,560,016, $92,812, $0 and $54,592, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2014	Year Ended 3/31/2013	Year Ended 3/31/2014	Year Ended 3/31/2013
INVESTMENT ACTIVITIES:
Net investment income	$88,790,624	$73,761,400	$4,541,682	$4,533,435

Net realized gain on securities, forward exchange contracts and currency transactions	35,101,973	433,091,114	2,809,589	7,394,470

Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	672,567,881	352,876,491	42,676,912	23,281,371

Net increase in net assets resulting from operations	796,460,478	859,729,005	50,028,183	35,209,276

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(85,327,230)	(71,689,334)	(4,076,438)	(4,160,542)

Distributions to shareholders from net realized gain on investments	(228,783,634)	(468,238,209)	—	(213,860)

Total distributions	(314,110,864)	(539,927,543)	(4,076,438)	(4,374,402)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	1,569,533,715	846,388,388	115,025,254	(23,800,594)

Redemption fees	243,123	166,171	30,741	3,110

Net increase in net assets	2,052,126,452	1,166,356,021	161,007,740	7,037,390

NET ASSETS
Beginning of year	5,925,628,661	4,759,272,640	282,374,713	275,337,323

End of year	$7,977,755,113	$5,925,628,661	$443,382,453	$282,374,713

Undistributed net investment income at end of year	$28,178,228	$12,642,672	$1,187,172	$779,673

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2014	Year Ended 3/31/2013	Year Ended 3/31/2014	Year Ended 3/31/2013
INVESTMENT ACTIVITIES:
Net investment income	$7,147,309	$5,458,935	$15,118,443	$11,649,280

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	44,862,857	19,888,002	17,220,280	(2,014,364)

Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	30,504,853	63,607,427	65,701,226	63,700,948

Net increase in net assets resulting from operations	82,515,019	88,954,364	98,039,949	73,335,864

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(5,423,577)	(5,292,473)	(12,983,869)	(9,382,356)

Distributions to shareholders from net realized gain on investments	(34,555,932)	(19,218,623)	(1,416,927)	—

Total distributions	(39,979,509)	(24,511,096)	(14,400,796)	(9,382,356)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(4,870,810)	55,832,219	4,286,083	65,574,067

Redemption fees	—	—	9,498	14,302

Net increase in net assets	37,664,700	120,275,487	87,934,734	129,541,877

NET ASSETS
Beginning of year	600,335,141	480,059,654	666,850,776	537,308,899

End of year	$637,999,841	$600,335,141	$754,785,510	$666,850,776

Undistributed net investment income at end of year	$3,117,191	$1,391,127	$4,713,158	$2,568,613

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/14		Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10
Net asset value, beginning of year	$25.11		$23.79	$24.16	$22.13	$14.15

Income from investment operations:
Net investment income	0.32		0.35	0.42	0.26	0.33
Net realized and unrealized gain (loss) on investments	2.73		3.61	0.19	2.08	7.98

Total from investment operations	3.05		3.96	0.61	2.34	8.31

Distributions:
Dividends from net investment income	(0.32)		(0.35)	(0.42)	(0.25)	(0.33)
Distributions from net realized gains	(0.86)		(2.29)	(0.56)	(0.06)	—

Total distributions	(1.18)		(2.64)	(0.98)	(0.31)	(0.33)

Redemption fees(a)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$26.98		$25.11	$23.79	$24.16	$22.13

Total return(b)	12.25	%(c)	17.48%	2.92%	10.59%	58.85%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,977,755		$5,925,629	$4,759,273	$4,749,331	$4,305,821
Ratio of operating expenses to average net assets	1.37%		1.38%	1.38%	1.39%	1.40%
Ratio of net investment income to average net assets	1.30%		1.45%	1.80%	1.16%	1.62%
Portfolio turnover rate	4%		16%	9%	12%	7%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year/period.

	Year Ended 3/31/14		Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Period Ended 3/31/10(a)
Net asset value, beginning of year/period	$13.18		$11.69	$11.52	$10.27	$10.00

Income from investment operations:
Net investment income	0.15		0.23	0.10	0.08	0.00	(b)
Net realized and unrealized gain (loss) on investments	1.72		1.49	0.20	1.25	0.27

Total from investment operations	1.87		1.72	0.30	1.33	0.27

Distributions:
Dividends from net investment income	(0.15)		(0.22)	(0.08)	(0.07)	0.00	(b)
Distributions from net realized gains	—		(0.01)	(0.05)	(0.01)	—

Total distributions	(0.15)		(0.23)	(0.13)	(0.08)	0.00	(b)

Redemption fees(b)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year/period	$14.90		$13.18	$11.69	$11.52	$10.27

Total return(c)	14.27	%(d)	14.77%	2.68%	13.00%	2.74%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$443,382		$282,375	$275,337	$95,155	$34,575
Ratio of operating expenses to average net assets	1.37%		1.37%	1.37%	1.37%	1.37	%(e)
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.37%		1.39%	1.40%	1.58%	2.56	%(e)
Ratio of net investment income to average net assets	1.23%		1.74%	1.07%	0.97%	0.04	%(e)
Portfolio turnover rate	4%		28%	5%	2%	0%

(a)	Commenced operations on October 26, 2009.
(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

(e)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/14	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10
Net asset value, beginning of year	$21.68	$19.35	$19.46	$19.03	$12.73

Income from investment operations:
Net investment income	0.27	0.20	0.27	0.19	0.24
Net realized and unrealized gain(loss) on investments	2.81	3.05	0.31	1.45	6.27

Total from investment operations	3.08	3.25	0.58	1.64	6.51

Distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.25)	(0.20)	(0.21)
Distributions from net realized gains	(1.34)	(0.72)	(0.44)	(1.01)	—

Total distributions	(1.55)	(0.92)	(0.69)	(1.21)	(0.21)

Net asset value, end of year	$23.21	$21.68	$19.35	$19.46	$19.03

Total return(a)	14.38%	17.24%	3.26%	8.77%	51.18%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$638,000	$600,335	$480,060	$467,526	$403,043
Ratio of operating expenses to average net assets	1.37%	1.39%	1.40%	1.39%	1.42%
Ratio of net investment income to average net assets	1.17%	1.04%	1.42%	1.02%	1.40%
Portfolio turnover rate	7%	8%	10%	11%	11%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/14	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10
Net asset value, beginning of year	$10.67	$9.75	$9.52	$8.62	$6.09

Income from investment operations:
Net investment income	0.23	0.19	0.20	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.33	0.89	0.21	0.91	2.53

Total from investment operations	1.56	1.08	0.41	1.09	2.73

Distributions:
Dividends from net investment income	(0.20)	(0.16)	(0.18)	(0.19)	(0.20)
Distributions from net realized gains	(0.02)	—	—	—	—

Total distributions	(0.22)	(0.16)	(0.18)	(0.19)	(0.20)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$12.01	$10.67	$9.75	$9.52	$8.62

Total return(b)	14.81%	11.32%	4.35%	13.03%	45.19%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$754,786	$666,851	$537,309	$290,090	$145,094
Ratio of operating expenses to average net assets	1.36%	1.37%	1.37%	1.37%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.36%	1.37%	1.37%	1.39%	1.46%
Ratio of net investment income to average net assets	2.07%	1.88%	2.11%	2.00%	2.36%
Portfolio turnover rate	10%	12%	6%	16%	18%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States (“U.S.”) Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined in good faith by the Investment Adviser under the direction of the Funds’ Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Funds’ asset due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of the Funds’ shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Funds’ Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized utilizing values at the end of the period. The following is a summary of the inputs used to value the Funds’ assets carried at fair value as of March 31, 2014. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Global Value Fund
	Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$6,382,884,856	$6,382,884,856	$—	$—
Preferred Stocks	12,976,016	12,976,016	—	—
Registered Investment Company	1,485,166,779	1,485,166,779	—	—
U.S. Treasury Bill	124,996,123	—	124,996,123	—

Total Investments in Securities	8,006,023,774	7,881,027,651	124,996,123	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	30,111,224	—	30,111,224	—
Liability
Unrealized depreciation of forward exchange contracts	(81,335,307)	—	(81,335,307)	—

Total	$7,954,799,691	$7,881,027,651	$73,772,040	$—

	Global Value Fund II – Currency Unhedged
	Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$441,434,708	$441,434,708	$—	$—

	Value Fund
	Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$551,277,426	$551,277,426	$—	$—
Registered Investment Company	75,223,677	75,223,677	—	—
U.S. Treasury Bill	13,999,440	—	13,999,440	—

Total Investments in Securities	640,500,543	626,501,103	13,999,440	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	637,100	—	637,100	—
Liability
Unrealized depreciation of forward exchange contracts	(4,124,103)	—	(4,124,103)	—

Total	$637,013,540	$626,501,103	$10,512,437	$—

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$657,828,587	$657,828,587	$—	$—
Registered Investment Company	88,629,463	88,629,463	—	—
U.S. Treasury Bill	5,999,760	—	5,999,760	—

Total	$752,457,810	$746,458,050	$5,999,760	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The following is a reconciliation of Global Value Fund’s Level 3 investment activity. The security listed below actively traded on March 31, 2014 and is therefore classified as Level 1. Transfers in and out of Level 3 are recognized at the end of the reporting period.

Equity Securities
Balance as of March 31, 2013	$479,434
Transfer out	(489,047)
Change in unrealized appreciation (depreciation)	9,613

Balance as of March 31, 2014	$ —

The net unrealized gains presented in the table above relate to investments that were held during the year ended March 31, 2014. Global Value Fund presents these gains on the Statements of Operations as net unrealized appreciation of securities.

Transfers between Level 1 and Level 2 are recognized at the end of the reporting period. As of March 31, 2014, a security with an end of period value of $145,932 held by Global Value Fund II – Currency Unhedged was transferred from Level 2 into Level 1 due to active trading volume.

Foreign Currency The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/(depreciation) of securities. All other unrealized gains and losses, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/(depreciation) of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for non-trading purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each of the Funds as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2014 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation/(depreciation) of forward exchange contracts.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes    Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays the Investment Adviser a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2014, the Investment Adviser received $85,613,300, $4,596,913, $7,664,101 and $9,144,156 in fees from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Investment Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of Global Value Fund II – Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage costs, interest, taxes and extraordinary expenses) at no more than 1.37% of the Fund’s average daily net assets. This arrangement will continue through December 31, 2014. This same arrangement was in place for Worldwide High Dividend Yield Value Fund through December 31, 2013. During the fiscal year ended March 31, 2014, the Investment Adviser waived $15,433 for Global Value Fund II – Currency Unhedged. In this arrangement, Global Value Fund II – Currency Unhedged has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment the Fund’s adjusted total annual fund operating expenses would not exceed 1.37% of the Fund’s average daily net assets on an annualized basis. At March 31, 2014, the amount of potential recovery expiring March 31, 2015 and March 31, 2016 on Global Value Fund II – Currency Unhedged was $62,911 and $15,433, respectively.

The Investment Adviser is reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2014, Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed the Investment Adviser $840, $285, $495 and $180, respectively, for such transaction costs.

As of March 31, 2014, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $121.3 million, $5.3 million, $70.5 million and $7.3 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, BNY Mellon or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $100,000 annually, in quarterly increments of $25,000 plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $20,000. These fees are divided proportionately between the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). BNY Mellon also serves as the Funds’ transfer agent. The Investment Adviser also serves as the distributor to the Funds and pays all distribution fees. No distribution fees are paid by the Funds.

At March 31, 2014, two shareholders owned 9.3% and 7.8%, respectively, of Global Value Fund II – Currency Unhedged’s outstanding shares; one shareholder owned 9.5% of Value Fund’s outstanding shares; and two shareholders owned 7.0% and 5.1%, respectively, of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists those issuers owned by Global Value Fund that may be deemed “affiliated companies”, as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2014:

Shares Held at 3/31/13	Name of Issuer	Value at 3/31/13	Purchase Cost	Sales Proceeds	Value at 3/31/14	Shares Held at 3/31/14	Dividend Income 4/1/13 to 3/31/14	Net Realized Gain (Loss) 4/1/13 to 3/31/14
218,165	Coltene Holding AG	$10,528,687	$—	$—	$13,386,023	218,165	$421,711	$—
53,473	Phoenix Mecano AG	26,653,209	—	—	33,747,889	53,473	569,794	—
185,918	PubliGroupe SA, Registered	28,213,123	—	—	22,057,176	185,918	1,591,764	—
248,117	Siegfried Holding AG	32,359,100	—	—	46,907,272	248,117	737,677	—
4,795,392	SOL SpA	28,313,232	—	—	41,373,772	4,795,392	616,517	—
		$126,067,351	$—	$—	$157,472,132		$3,937,463	$—

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2014, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$822,518,957	$71,080,681	$38,437,304	$61,270,185
Sales	$219,227,154	$11,147,556	$94,814,810	$74,169,678

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund.

Changes in shares outstanding for the year ended March 31, 2014 were as follows:

	Global Value Fund
	Shares	Amount
Sold	77,822,714	$2,044,811,056
Reinvested	10,839,090	287,994,623
Redeemed	(29,018,189)	(763,271,964)
Net Increase	59,643,615	$1,569,533,715

	Global Value Fund II – Currency Unhedged
	Shares	Amount

Sold	12,492,183	$174,037,237
Reinvested	207,385	3,058,929
Redeemed	(4,375,675)	(62,070,912)
Net Increase	8,323,893	$115,025,254

	Value Fund
	Shares	Amount
Sold	1,762,835	$39,725,631
Reinvested	1,675,072	37,906,876
Redeemed	(3,643,255)	(82,503,317)
Net Decrease	(205,348)	$(4,870,810)

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	11,571,253	$129,571,582
Reinvested	1,256,200	13,916,444
Redeemed	(12,475,762)	(139,201,943)
Net Increase	351,691	$4,286,083

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Changes in shares outstanding for the year ended March 31, 2013 were as follows:

	Global Value Fund
	Shares	Amount
Sold	44,889,413	$1,085,912,284
Reinvested	21,513,953	501,704,356
Redeemed	(30,446,402)	(741,228,252)
Net Increase	35,956,964	$846,388,388

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	7,729,265	$92,293,098
Reinvested	279,112	3,494,483
Redeemed	(3,997,621)	(47,096,811)
Redeemed in-kind[a]	(6,138,134)	(72,491,364)
Net Decrease	(2,127,378)	$(23,800,594)

	Value Fund
	Shares	Amount
Sold	3,929,458	$76,794,259
Reinvested	1,176,550	23,257,296
Redeemed	(2,216,828)	(44,219,336)
Net Increase	2,889,180	$55,832,219

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	21,244,818	$206,943,116
Reinvested	971,235	9,068,814
Redeemed	(14,818,706)	(150,437,863)
Net Increase	7,397,347	$65,574,067

[a]

During the year ended March 31, 2013, certain shareholders of the Fund were permitted to redeem shares in-kind. As a result, the Fund realized a net gain of $10,199,333 for financial reporting purposes.

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2014 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$85,643,055	$4,076,438	$5,429,184	$12,983,869
Short-term capital gain	32,672,968	—	1,440,680	—
Ordinary income	118,316,023	4,076,438	6,869,864	12,983,869
Long-term capital gain	195,794,841	—	33,109,645	1,416,927
Total Distributions	$314,110,864	$4,076,438	$39,979,509	$14,400,796

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2013 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$71,689,334	$4,175,660	$5,292,473	$9,382,356
Short-term capital gain	14,747,706	—	1,069,195	—
Ordinary income	86,437,040	4,175,660	6,361,668	9,382,356
Long-term capital gain	453,490,503	198,742	18,149,428	—
Total Distributions	$539,927,543	$4,374,402	$24,511,096	$9,382,356

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$42,724,269	$1,762,087	$3,117,191	$4,749,302
Undistributed realized gain	—	—	14,339,216	6,057,751
Unrealized appreciation/ (depreciation)	2,732,038,930	76,792,534	250,893,972	179,505,871
Accumulated capital and other losses	(105,951,399)	(1,103,159)	—	—
Total	$2,668,811,800	$77,451,462	$268,350,379	$190,312,924

The Funds may have temporary or permanent book/tax differences. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2014, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, sales of passive foreign investment companies and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$12,072,162	$(57,745)	$2,332	$9,971
Undistributed net realized gain (loss)	(12,072,162)	127,319	(2,332)	(9,971)
Paid-in capital	—	(69,574)	—	—

Results of operations and net assets were not affected by these reclassifications.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

As of March 31, 2014, Global Value Fund had a short-term and a long-term capital loss carryforward of $50,931,371 and $32,646,126, respectively, and Global Value Fund II – Currency Unhedged had a short-term capital loss carryforward of $1,103,159, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2014, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund utilized net capital loss carryforwards of $3,720,833 and $7,276,477, respectively.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2014, the Funds deferred to April 1, 2014 late year capital and ordinary losses of:

Fund	Late Year Capital Losses	Late Year Ordinary Losses
Global Value Fund	$22,373,902	$ —
Global Value Fund II – Currency Unhedged	—	—
Value Fund	—	—
Worldwide High Dividend Yield Value Fund	—	—

As of March 31, 2014, the aggregate cost for federal tax purposes was as follows:

Global Value Fund	$5,276,962,837
Global Value Fund II – Currency Unhedged	$364,658,281
Value Fund	$389,701,350
Worldwide High Dividend Yield Value Fund	$573,001,631

The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation as computed on a federal income tax basis at March 31, 2014 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$2,781,322,893	$(52,261,956)	$2,729,060,937
Global Value Fund II – Currency Unhedged	$79,606,636	$(2,830,209)	$76,776,427
Value Fund	$253,835,442	$(3,036,249)	$250,799,193
Worldwide High Dividend Yield Value Fund	$181,672,511	$(2,216,332)	$179,456,179

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S.

companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. The following tables present the value of derivatives held at March 31, 2014 and the effect of derivatives held by primary exposure during the year ended March 31, 2014. For open contracts at March 31, 2014, see the Portfolio of Investments, which is also indicative of the average activity for the year ended March 31, 2014.

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$30,111,224	$637,100

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$81,335,307	$4,124,103

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on	$(52,819,992)	$(2,857,281)

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net unrealized appreciation (depreciation) of	$(125,238,917)	$(7,254,431)

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The following table presents derivative assets net of amounts available for offset under a master netting agreement as of March 31, 2014:

Derivative	Derivative Assets – Gross(a)	Derivatives Available for Offset	Derivative Assets – Net(b)
Global Value Fund
Forward exchange contracts	$30,111,224	$25,124,446	$4,986,778
Value Fund
Forward exchange contracts	$637,100	$183,213	$453,887

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement as of March 31, 2014:

Derivative	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Derivative Liabilities – Net(c)
Global Value Fund
Forward exchange contracts	$81,335,307	$25,124,446	$56,210,861
Value Fund
Forward exchange contracts	$4,124,103	$183,213	$3,940,890

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

9. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. The claims asserted by the noteholders have been dismissed by the U.S. District Court, but the decision to dismiss is now on appeal to the U.S. Court of Appeals. The claims by the litigation trust are still pending in pre-trial proceedings before the U.S. District Court. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million. The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class. The outcome of the proceedings cannot be predicted at this time and no contingency has been recorded on the books of Value Fund.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”, each a series of Tweedy, Browne Fund Inc.) at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 19, 2014

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Tax Information – Year Ended March 31, 2014

For shareholders who do not have a March 31, 2014 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2015 reporting the amounts and tax characterization of distributions for the 2014 calendar year.

For the fiscal year ended March 31, 2014, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
Global Value Fund	$195,794,841
Global Value Fund II – Currency Unhedged	$—
Value Fund	$37,629,338
Worldwide High Dividend Yield Value Fund	$7,474,678

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2014, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	9.71%
Global Value Fund II – Currency Unhedged	12.29%
Value Fund	68.93%
Worldwide High Dividend Yield Value Fund	26.41%

For the fiscal year ended March 31, 2014, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
Global Value Fund	100%
Global Value Fund II – Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2014, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$185,465,947	$0.6273
Foreign Taxes	12,273,321	0.0415

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$9,714,498	$0.3266
Foreign Taxes	573,445	0.0193

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$22,622,879	$0.3600
Foreign Taxes	1,218,604	0.0194

2. Portfolio Information

The Company files the Funds’ complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years

Paul F. Balser 420 Lexington Avenue New York, NY 10170 Age: 72 Director	13 years	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004.	4	Director, Janus Capital Group Inc. (asset management)

Bruce A. Beal 177 Milk Street Boston, MA 02109 Age: 77 Director	21 years	Chairman, Related Beal (real estate development and investment companies).	4	None

John C. Hover II 72 North Main Street New Hope, PA 18938 Age: 70 Director	11 years	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Boards of Managers of Bank of America’s Excelsior Funds

Richard B. Salomon 277 Park Avenue New York, NY 10172 Age: 66 Director	18 years	Senior Counsel, Cozen O’Connor (law firm) since January 2013; Member, Cozen O’Connor from April 2009 to January 2013.	4	None

		INTERESTED DIRECTORS[2]

William H. Browne One Station Place Stamford, CT 06902 Age: 69 Chairman and Director	5 years	Managing Director, Tweedy, Browne Company LLC. President, Tweedy, Browne Fund Inc. from April 2007 to July 2009. Vice President Tweedy, Browne Fund Inc. from 1993 to 2007. Director, Tweedy, Browne Fund Inc. from 1993 to 1997.	4	N/A

Thomas H. Shrager One Station Place Stamford, CT 06902 Age: 56 President and Director	6 years	Managing Director, Tweedy, Browne Company LLC.	4	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.
2

“Interested person” of the Company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Messrs. William H. Browne and Thomas H. Shrager are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds’ investment adviser and distributor.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years

Elise M. Dolan One Station Place Stamford, CT 06902 Age: 37 Chief Compliance Officer and Assistant Secretary	1 year	Chief Compliance Officer, since September 2013 and Assistant Secretary, since March 2014, of Tweedy, Browne Fund Inc.; Associate General Counsel, Tweedy, Browne Company LLC, since September 2013; Associate, Dechert LLP, 2002-2013.	N/A	N/A

Patricia A. Rogers One Station Place Stamford, CT 06902 Age: 47 Vice President and Secretary	10 years

Vice President and Secretary of Tweedy, Browne Fund Inc. since 2013; General Counsel and Chief Compliance Officer of Tweedy, Browne Company LLC since 2014; Chief Operating Officer of Tweedy, Browne Fund Inc. from 2013 to 2014; Chief Compliance Officer of Tweedy, Browne Fund Inc. from 2004 to 2013; Associate General Counsel, Tweedy, Browne Company LLC from 1998 to 2013.

			N/A	N/A

John D. Spears One Station Place Stamford, CT 06902 Age: 65 Vice President	21 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

Robert Q. Wyckoff, Jr. One Station Place Stamford, CT 06902 Age: 61 Treasurer	12 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN.0314

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,120 for 2014 and $210,120 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $75 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $58,350 for 2014 and $41,850 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $65,242 for 2014 and $112,192 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 30, 2014

By (Signature and Title)*	/s/ Robert Q. Wyckoff, Jr.
Robert Q. Wyckoff, Jr., Treasurer
(principal financial officer)

Date May 30, 2014

*	Print the name and title of each signing officer under his or her signature.